UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2015

CELL SOURCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55413	32-0379665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

65 Yigal Alon Street

Tel Aviv Israel 67433

(Address of principal executive offices) (zip code)

011 972 3 562-1755

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On May 28, 2015, Chief Executive Officer, Itamar Shimrat, of Cell Source, Inc. (the “Company”) will present a PowerPoint slideshow at 10a.m. EST on Thursday, May 28, 2015 in New York City at the Grand Hyatt Hotel. The conference is dedicated to providing a forum where publicly traded companies under $500 million in market capitalization can network with the investment community.

A copy of the PowerPoint slideshow is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and are both incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	CLCS Presentation at Marcum MicroCap Conference 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL SOURCE, INC.

Dated: May 28, 2015	By:	/s/ Itamar Shimrat
Name: Itamar Shimrat
Title: Chief Executive Officer